Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

EquityCompass Tactical Risk Manager ETF

EquityCompass Risk Manager ETF

(each a “Fund” and collectively, the “Funds”)

Supplement To each Fund’s Prospectus, Summary Prospectus and
Statement of Additional Information

Dated September 14, 2021

The shareholders of each of the Funds approved the reorganization of EquityCompass Tactical Risk Manager ETF (“TERM”) with and into the EquityCompass Risk Manager ETF (“ERM”), at a joint special meeting of shareholders held on September 13, 2021.

Upon the completion of the reorganization, which is expected to be tax-free, the assets of TERM will be transferred to, and the liabilities of TERM will be assumed by, ERM, and shareholders of TERM will receive shares of ERM with a value equal to the aggregate net asset value of the shares of TERM held by them. The closing date of the reorganization is expected to occur in mid-October 2021, or as soon thereafter as practicable. No assurance can be given as to the exact timing of the closing of the transaction.

Please Keep this Supplement with Your Fund Prospectus, Summary Prospectus and

Statement of Additional Information for Future Reference